CONTRACT RENEGOTIATION

In the city of San Salvador de Jujuy, Province of Jujuy, Argentina, at 20 (twenty) days of February 2014, between the Lords (“PARTIES”):

a. - ANTONIO Giulianotti AUGUSTINE, National Identity No. 7,379,817 , CUIT 20-07379817-6, Argentine, married first marriage MIRTA LUISA IBAÑEZ, residing at Calle Doctor No. 667 Aparicio del Barrio Ciudad de Nieva city San Salvador de Jujuy , Province of Jujuy, Argentina, who attends to execute this Agreement in its own right, and on behalf of:  CLAUDIA KARINA Giulianotti , Argentina, National Identity 23,946,342, CUIT 27-23946342-3, MARIA GABRIELA Giulianotti, Argentina, National Identity 22,777,383, CUIT 27-22777383-4, divorced and JUAN PABLO Giulianotti, Argentine National Identity 29,707,995, CUIT 20-29707995-7; these represented according to special dated 17 February 2014 made by Notary CESAR RICARDO FRIAS Holder Record No. 36 in the Province of Jujuy by Deed No. 12, domiciled for the purposes of this contract in street Doctor Aparicio six hundred sixty-seven Neighborhood city Nieva of this City, who represented hereinafter “HOLDERS” will be called.

By this act it is stated that MATEO MANUEL BERNAL, ID 13,016,436, who hereinafter “THE EX OWNER” is referred, transferred ownership and all rights and shares held on the following motions Miners:  Mina Sur Torno (File No. 090- B- 1996), Mina Norte Torno (File No. 089- B- 1996), Mina Manolo (File No. 064- B- 1996) and Mina the Scorned (File No. 127- G- 1997), the Lords CLAUDIA KARINA Giulianotti, National Identity 23,946.342 MARIA GABRIELA Giulianotti , National Identity 22,777,383, and JUAN PABLO Giulianotti, Argentine National Identity 29,707,995, all of which arises Certificate No. 7 dated 17 February 2014 issued by the Notary of Mines Province of Jujuy.

b - MINERAL INCAS SA, CUIT 30-71024568-8, a company registered in the Public Registry of Commerce of the Province of Jujuy Act No. 283, Book I registered at Companies Folio 289, Seat No. 12, Folio 240/247, docket XII Registry of Deeds Mercantile companies , represented in this act by Dr. LEONOR PALOMARES , in his capacity as attorney for the company under special power No.513 made by Escribano CESAR RICARDO FRIAS Holder Gazette No. 36 of the Province Jujuy , who hereinafter “THE SUBJECT” will be called.

“PARTIES”  mutual agreement agree to enter this Renegotiation of the Purchase Option Agreement signed by “THE PARTIES” and “EX HOLDER” as of December 30, 2008 whose purpose is “MINING PROPERTIES” which is then mention:

I. PRELIMINARY CONSIDERATIONS:

a. - This Agreement has its origins in the following contracts:  Exploration Contracts signed by “THE PARTIES” and “THE EX OWNER” in the city of San Salvador de Jujuy in dates 30 December 2008 and 28 December 2011 (“AGREEMENT SCAN”) and the Purchase Option Agreement (“CONTRACT OF PURCHASE OPTION” ) held by “HOLDERS”, “FORMER OWNER” and “THE INTERESTED” in the city of San Salvador Jujuy as of December 30, 2008, whose signatures are certified by Notary Public Cesar Ricardo Frias Holder Record No. 36 in the Province of Jujuy and all of which are currently in force and ratified by “PARTS” in this act. -

b. - The subject of the contracts signed by “THE PARTIES” and “THE EX OWNER” are as follows “MINERAL PROPERTIES”:

1. -MINA PALCA INGENIO : located in the Department of Santa Catalina in the province of Jujuy , registered in the Court of Mines of the Province of Jujuy , currently granting and environmental impact study approved record 225- S - 1948 and rebuilt by Expte . 06- G- 2001. -

2.- MINE EL TORNO NORTE located in the Department of Santa Catalina in the province of Jujuy , registered in the Court of Mines of the Province of Jujuy , currently environmental impact study approved , File 89- B- 1996 - .

3.- MINE EL TORNO SUD: located in the Department of Santa Catalina in the province of Jujuy , registered in the Court of Mines of the Province of Jujuy , currently environmental impact study approved , File 90 -B- 1996.

4. -MINA MANOLO : located in the Department of Santa Catalina in the province of Jujuy , registered in the Court of Mines of the Province of Jujuy , currently studying Environmental impact assessment presented and close to , File 64 -B- 1996.

5.- MINE LA DESPRECIADA : located in the Department of Santa Catalina in the province of Jujuy , registered in the Court of Mines of the Province of Jujuy , currently studying Environmental impact assessment presented and close to , File 127- G- 1997.

c. - This renegotiation contract (enlargement or additional contract) is in reference to the “CONTRACT OF PURCHASE OPTION” but it is also in relation to “AGREEMENT OF EXPLORATION” as far as this is concerned and change, by this act ratifying the full force of such agreements signed between “PARTIES” and “THE EX OWNER” - .

II. - THE AGREED CONTRACT NEGOTIATION:

“PARTIES” agree to one-time modification without possibility of further extensions payment dates agreed at the TENTH CLAUSE “CONTRACT OF PURCHASE OPTION”, extending all outstanding payments of compliance within six months, so the maturity date 30-12-2013 in the amount of FIVE HUNDRED THOUSAND DOLLARS (USD$500,000) will like the new expiration date June 30, 2014 and so on all maturities agreed “CONTRACT OF PURCHASE OPTION” moving six months.

Therefore, considering that the total price agreed by “THE PARTIES” in “THE CONTRACT OF PURCHASE OPTION” I was DOLLARS THREE MILLION FIVE HUNDRED THOUSAND (USD$3,500,000 ) plus ten (10%) percent if “EL INTERESTED” chose to make the payment in parts, having duly chosen “THE INTERESTED” to make payment in parts, the total agreed price was U.S. DOLLARS AND FIFTY THOUSAND THREE HUNDRED MILLION (USD$3,850,000 ), and since the date “THE INTERESTED” a “HOLDERS” has paid them on time and ONE MILLION DOLLARS ONE HUNDRED THOUSAND (USD$1,100,000), having exercised “THE INTERESTED “ the purchase option, rest to pay for the total cancellation of the agreed price the amount of TWO MILLION SEVEN HUNDRED DOLLARS AND FIFTY THOUSAND (USD$2,750,000) sum to be paid into the bank / s account / s to order “HOLDERS” as follows:

1.- by June 30, 2014 shall be paid FIVE HUNDRED THOUSAND DOLLARS (USD$500,000)

2.- by December 30, 2014 shall be paid FIVE HUNDRED THOUSAND DOLLARS (USD$500,000)

3.- by June 30, 2015 shall be paid FIVE HUNDRED THOUSAND DOLLARS (USD$500,000)

4.- by December 30, 2015 shall be paid FIVE HUNDRED THOUSAND DOLLARS (USD$500,000)

5.- by June 30, 2016 shall be paid FIVE HUNDRED THOUSAND DOLLARS (USD$500,000)

6.- by December 30, 2016 shall be paid TWO HUNDRED FIFTY THOUSAND DOLLARS (USD$250,000)

Also, it is noted that by this act are ratified and confirmed all of “EXISTING CONTRACTS” between the “PARTIES”. -

III. - ADVANCE PAYMENT OFFER:

“THE INTERESTED” by this act provides advance payment in the sum of ONE HUNDRED THOUSAND DOLLARS (USD$100,000), to be transferred by February 20, 2014 to the bank account as requested by the “HOLDERS”.  -

Also, “HOLDERS” at every opportunity, during the term of this contract, may inform new bank accounts where the outstanding payments must be made by “THE INTERESTED”.

It is noted that the advance payment by this act provides “THE INTERESTED” to “THE HEADLINES” will be deducted from the total payment agreed by “THE PARTIES” in “THE CONTRACT OF PURCHASE OPTION” in relation to “THE MINERAL PROPERTIES”.

IV. - RATIFICATIONS:

Who, having “PARTIES” renegotiated only once and thus extendable the deadlines maturities agreed in the “CONTRACT OF PURCHASE OPTION” “THE PARTIES” by this act confirm the validity of the remaining contractual clauses of the “CONTRACT OF PURCHASE OPTION” and stating that in the event that any clause alludes to the TENTH CLAUSE , means alluded to it with the present contractual readjustments , in the same way it will happen if another clause of the “AGREEMENT PURCHASE OPTION”or of the “EXPLORATION CONTRACT”should be performed or fulfilled according to the TENTH CLAUSE of the “CONTRACT OF PURCHASE OPTION”.  Also the “PARTIES” confirm that the “HOLDERS” may then terminate the “CONTRACT OF PURCHASE OPTION” and “EXPLORATION CONTRACT” and any other agreements related thereto entered into “THE PARTIES” if “THE INTERESTED” does not meet the payments provided for in said TENTH CLAUSE in the new deadlines set forth herein, after thirty (30) calendar days from the “HOLDERS” have been notified their intimate such compliance in a reliable and written as stipulated in SECTION EIGHTH and NINTH TENTH CLAUSE of the “CONTRACT OF PURCHASE OPTION”.

In witness whereof, for its faithful performance, and for the record, the “PARTIES” sign six copies of the same tenor and a single effect.